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                              Management Agreement


This agreement made as of  15th day of  April, 1999

BETWEEN: DataDirect Holdings Inc. a company duly incorporated under the Company
          Act of B.C. and having its registered office at 1134 Prairie Avenue, Vancouver, B.C., Canada.
                                                       OF THE FIRST PART

AND:  Peter Fahlman, businessman of 855-554 Street, Delta, B.C.
                                                       OF THE SECOND PART

AND: Robert Roker, businessman of 2802-939 Homer Street, Vancouver, B.C.
                                                       OF THE THIRD PART
     (Datadirect Holdings Inc., Peter Fahlman and Robert Roker collectively referred to in this agreement as "DataDirect")


AND:     E-xact Transactions Ltd. a company duly incorporated under the Company
          Act of B.C. and having its registered office at 1628-555 West Hastings Street, Vancouver,B.C. ( herein referred to as the "Exact" )
                                                       OF THE FOURTH PART



WHEREAS:

A.   E-xact wishes to obtain the management services of  DataDirect;

     THEREFORE THIS AGREEMENT WITNESSES that, in consideration of the mutual promises and the mutual obligations set out below, the parties, intending to be legally bound, agree as follows:


APPOINTMENT AND DUTIES:

1. Exact (the "company") hereby appoints DataDirect as the manager. The duties of the manager shall include but not limited to the following:


     A. Oversee the continued development of Exact transaction software. In particular the development should be concentrated in the following areas:
          1.  Gateway Server
          2.  Transaction server
          3.  Remote Transaction Server
          4.  Audit database
          5.  Secure Web based merchant tools
     B. Interview and appoint staff on behalf of Exact. Staff appointments shall be based on the requirements of the company from time to time.
     C. Provide guidance to the staff of Exact in the day to day activities of the company.
     D.   Market the benefits of the software to potential customers.
     E. Liaise with the company's legal counsel in drafting appropriate transaction processing agreements. These agreements shall serve as a bases for contracts with the company's customers.
     F. Deal directly with the chartered banks in respect of any further certification requirements.


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     G.   Oversee the purchase and maintenance  all computer and network equipment.
     H.   Expand the company's transaction processing to the US bank network.
     I. Any other duties as may be required from time to time in order for the company to continue its day to day operations.



FEES:

2. Exact agrees to pay DataDirect a fee of $20,000.00 plus GST per month during the term of this agreement.



TERM:

3. Duties of DataDirect shall commence on April 15,1999 and shall continue on a month to month basis.



TERMINATION

4. If DataDirect defaults in the observance of any of the covenants, terms and conditions contained in this agreement and if such default shall continue for a period of thirty ( 30 ) days after Exact has given the DataDirect written notice specifying such default, then this agreement and all the rights of the DataDirect shall forthwith terminate. Such termination shall be concurrent with and in addition and without prejudice to and not in lieu of or substitution for any other rights herein contained or any and all remedies at law or in equity which the Exact shall have for the enforcement of its rights under this agreement and its remedies on the default of DataDirect under the conditions hereof.

5. Notwithstanding section 4, either party may terminate this agreement upon giving 30 days written notice to the other party.

6. Upon termination of this agreement ,DataDirect undertakes not to compete either directly or indirectly with Exact.




NOTICES

7. Notice hereunder shall be in writing and may be delivered by hand or by mail addressed to the address of the parties hereto, as set out on the first page of this agreement or to such other addresses as may be substituted in writing. Any such notice shall be deemed to have been received by the party to whom it is addressed, if delivered, when delivered or, if sent by mail, within forty-eight (48) hours of the posting of such notice in any post office.


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MISCELLANEOUS

8. This agreement shall be interpreted in accordance with and governed by the laws of the Province of British Columbia.

9. The headings in this agreement are inserted for the reference only and form no part of the agreement.

10. DataDirect shall not during the term of this agreement engage in any business activity which competes either directly or indirectly with Exact.


IN WITNESS WHEREOF the parties hereto have executed this agreement as of the day and year first above written.



DataDirect Holdings Inc.


Per:     [illegible signature]
         -------------------------------
         Authorized signatory




         [illegible signature]
         -------------------------------
         Peter Fahlman



         /s/Robert Roker
         --------------------------------
         Robert Roker



E-xact Transactions Ltd.

Per:
         [illegible signature]
         --------------------------------
         Authorized signatory